Exhibit 10.5

EXECUTION VERSION

DATE MAY 25, 2023

COMPAREASIA GROUP CAPITAL LIMITED

MONEYHERO LIMITED

BRIDGETOWN HOLDINGS LIMITED

SUPPLEMENTAL DEED

in relation to

WARRANT INSTRUMENT RELATING TO WARRANTS TO SUBSCRIBE FOR

CLASS A ORDINARY SHARES IN COMPAREASIA GROUP CAPITAL LIMITED

DATED OCTOBER 14, 2022

THIS SUPPLEMENTAL DEED (this “Deed”) is entered into by way of a deed poll on May 25, 2023

PARTIES

CompareAsia Group Capital Limited, an exempted company duly incorporated and existing under the Laws of the Cayman Islands with its registered office at Walkers Corporate Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9008, Cayman Islands (the “Company”),

MoneyHero Limited (formerly known as Hyphen Group Limited), an exempted company duly incorporated and existing under the Laws of the Cayman Islands with its registered office at Walkers Corporate Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9008, Cayman Islands (“PubCo”), and

Bridgetown Holdings Limited, an exempted company limited by shares duly incorporated and existing under the Laws of the Cayman Islands (“SPAC”) (solely for the purposes of Section 4 hereof).

BACKGROUND

A.

The Company issued a deed poll dated October 14, 2022 (the “Initial Company Class A Warrant Instrument”) in respect of the issuance of up to 20,067,574 warrants to subscribe for Class A Ordinary Shares in the Company (the “Company Class A Warrants”) and the related warrant certificates to subscribe for Class A Ordinary Shares in the Company were issued on the same date (the “Company Class A Warrant Certificates”).

B.

On even date herewith, the Company, PubCo, SPAC, Gemini Merger Sub 1 Limited, a Cayman Islands exempted company limited by shares and a direct wholly-owned Subsidiary of PubCo, and Gemini Merger Sub 2 Limited, a Cayman Islands exempted company limited by shares and a direct wholly-owned Subsidiary of PubCo, entered into a business combination agreement (as amended, modified or supplemented from time to time, the “Business Combination Agreement”).

C.

Pursuant to the terms and conditions of the Business Combination Agreement, at the Acquisition Effective Time (as defined in the Business Combination Agreement), each Company Class A Warrant outstanding immediately prior to the Acquisition Effective Time shall pursuant to this Deed and the Business Combination Agreement cease to be a warrant with respect to Company Shares (as defined in the Business Combination Agreement) and be assumed by PubCo and converted into a PubCo Class A Acquisition Warrant (as defined below) on a one-for-one basis (the “Assumption”).

D.

In order to implement the Assumption, the Company and PubCo each desire that the Company Class A Warrants be automatically cancelled and replaced by the PubCo Class A Acquisition Warrants at the Acquisition Effective Time, on the terms and subject to the conditions set out in this Deed and the Business Combination Agreement.

E.	The terms and conditions of this Deed have been duly approved by the consent of a majority of the holders of not less than 75 per cent. of the Company Class A Warrants (the “Warrantholder Consent”).

AGREED TERMS

1.

Definitions; Construction. Capitalized terms used but not defined in this Deed shall have the meanings ascribed to such terms in the Business Combination Agreement, and this Deed shall be interpreted, construed and applied in accordance with the rules of construction set out in section 1.2 (Construction) of the Business Combination Agreement. The Initial Company Class A Warrant Instrument as amended, modified and supplemented by this Deed is hereinafter referred to as the “Company Class A Warrant Instrument”. Any reference to the Shareholders Agreement in the Initial Company Class A Warrant Instrument shall be deemed to be a reference to the sixth amended and restated shareholders agreement relating to the Company entered into before or around the date of this Deed between the Company and the shareholders party thereto.

2.	Automatic Termination and Replacement.

2.1	The following provision shall be added to the Initial Company Class A Warrant Instrument as clause 14A:

“Notwithstanding anything to the contrary in this Instrument (including clause 14), and upon the Acquisition Effective Time (as defined in the supplemental deed executed by the Company and other parties thereto on                      2023 in respect of this Instrument (as amended, modified or supplemented from time to time, the “Supplemental Deed”)), each Warrant outstanding immediately prior to the Acquisition Effective Time shall, without any action on the part of the Company or the relevant Warrantholder, (i) be automatically cancelled, terminated and declared null and void and shall be of no further force or effect, and (ii) be replaced by one (1) PubCo Class A Acquisition Warrant (as defined in the Supplemental Deed) in the same series as the replaced Warrant (series A-1, A-2 or A-3, respectively) to be issued by PubCo (as defined in the Supplemental Deed) in accordance with the terms of the Business Combination Agreement (as defined in the Supplemental Deed) and section 2.2 of the Supplemental Deed. The replacement of the Warrants pursuant to this clause 14A shall not constitute an Adjustment Event for the purpose of clause 7.”

2.2

In consideration of the termination of the Company Class A Warrants, PubCo shall at the Acquisition Effective Time, (i) execute an instrument (the “PubCo Class A Acquisition Warrant Instrument”) relating to such number of warrants (the “PubCo Class A Acquisition Warrants”) that is equal to the number of Company Class A Warrants outstanding immediately prior to the Acquisition Effective Time to subscribe for PubCo Class A Ordinary Shares in the form and substance attached hereto as Annex A, and (ii) issue to each holder of the Company Class A Warrants (each a “Warrantholder”, and collectively, the “Warrantholders”) a number of PubCo Class A Acquisition Warrants equal to the number of Company Class A Warrants held by such Warrantholder immediately prior to the Acquisition Effective Time in accordance with the terms and conditions set out in the PubCo Class A Acquisition Warrant Instrument and the Business Combination Agreement. Upon issuance of the PubCo Class A Acquisition Warrants pursuant to the terms of the PubCo Class A Acquisition Warrant Instrument and the Business Combination Agreement, the Company Class A Warrants, the Initial Company Class A Warrant Instrument and this Deed shall be cancelled, terminated and be of no further force or effect.

3.	Supplement to Initial Company Class A Warrant Instrument.

3.1

This Deed shall be supplemental to the Initial Company Class A Warrant Instrument and shall form an integral part of, and be read together with, the Initial Company Class A Warrant Instrument. Each Warrantholder shall be bound by the terms and conditions of the Company Class A Warrants issued under the Initial Company Class A Warrant Instrument as amended by this Deed, and any reference to the Company Class A Warrant Instrument (unless the text may otherwise require) shall be deemed to be a reference to the Initial Company Class A Warrant Instrument as amended by this Deed.

4.	Miscellaneous.

4.1	Effectiveness. This Deed shall become effective on the date first above written.

4.2	Termination. This Deed shall automatically be terminated and shall be null and void upon a valid termination of the Business Combination Agreement pursuant to its terms.

4.3

Amendment. This Deed (including, for the avoidance of doubt, Annex A hereto) may not be amended prior to the Acquisition Effective Time, except with Warrantholder Consent and the prior written consent of each of PubCo, the Company and SPAC.

4.4

Successors. All the covenants and provisions of this Deed by or for the benefit of PubCo, the Company, SPAC or the holders of the PubCo Class A Acquisition Warrants shall bind and inure to the benefit of their respective successors and assigns.

4.5	Governing Law and Arbitration.

(a)	This Deed and any dispute or claim arising out of or in connection with it or its subject matter shall be governed by, and construed in accordance with, the Laws of Hong Kong.

(b)

Any dispute, controversy, difference or claim arising out of or relating to this Deed, including the existence, validity, interpretation, performance, breach or termination thereof or any dispute regarding non-contractual obligations arising out of or relating to it shall be finally resolved by arbitration administered by the Hong Kong International Arbitration Centre (“HKIAC”) under the HKIAC Administered Arbitration Rules in force when the notice of arbitration is submitted. The law of this arbitration clause shall be that stated in Section 4.5(a). The seat of this arbitration shall be Hong Kong. The number of arbitrators shall be three (3). The arbitration proceedings shall be conducted in English.

(c)

Notwithstanding the foregoing, nothing in this clause shall prevent any party seeking any interim or interlocutory relief in aid of any arbitration or in connection with enforcement proceedings from any court of competent jurisdiction.

4.6	Notices. The provisions of section 12.3 (Notices) of the Business Combination Agreement are incorporated herein by reference, mutatis mutandis.

4.7

Third Party Beneficiaries. It is the parties’ intention that each Warrantholder be made a third party beneficiary of this Deed who shall be entitled to enforce PubCo’s obligations under Section 2.2 of this Deed. The rights of the Warrantholders shall vest upon execution of this Deed and may not be modified or diminished except with Warrantholder Consent. Except as contemplated in the first two sentences of this Section 4.7, the parties do not intend that any term of this Deed shall be enforceable, by virtue of the Contracts (Rights of Third Parties) Ordinance (Chapter 623 of the Laws of Hong Kong), by any person who is not a party to this Deed. Subject to and without prejudice to Section 4.3, the right of the parties to agree to a variation, release and/or waiver of this Deed is not subject to the consent of any person who is not a party to this Deed.

4.8

Counterparts. This Deed may be executed in any number of original or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signed copy of this Deed delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Deed.

4.9	Effect of Headings. The section headings herein are for convenience only and are not part of this Deed and shall not affect the interpretation thereof.

4.10

Severability. This Deed shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Deed or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Deed a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

[Signature pages follow]

IN WITNESS WHEREOF, this Deed has been executed by the Company as a deed poll and is intended to be and is hereby delivered on the date first above written:

Executed as a deed by CompareAsia Group Capital Limited acting by Shaun Kraft, as authorized signatory, in the presence of:	/s/ Shaun Kraft
/s/ [****]	SIGNATURE OF Shaun Kraft
SIGNATURE OF WITNESS
Name: [****] Address: [****] Occupation of Witness: [****]

[Signature Page to Supplemental Deed]

IN WITNESS WHEREOF, this Deed has been executed by PubCo as a deed poll and is intended to be and is hereby delivered on the date first above written:

Executed as a deed by MoneyHero Limited acting by Derek Fong, as authorized signatory, in the presence of:	/s/ Derek Fong
/s/ [****]	SIGNATURE OF Derek Fong
SIGNATURE OF WITNESS
Name: [****] Address: [****] Occupation of Witness: [****]

[Signature Page to Supplemental Deed]

IN WITNESS WHEREOF, this Deed has been executed by SPAC as a deed poll and is intended to be and is hereby delivered on the date first above written:

Executed as a deed by Bridgetown Holdings Limited acting by Matt Danzeisen, as authorized signatory, in the presence of:	/s/ Matthew Danzeisen
/s/ [****]	SIGNATURE OF Matthew Danzeisen
SIGNATURE OF WITNESS

Name: [****] Address: [****] Occupation of Witness: [****]

[Signature Page to Supplemental Deed]

ANNEX A

FORM OF PUBCO CLASS A ACQUISITION WARRANT INSTRUMENT